AIR PACKAGING TECHNOLOGIES, INC.
                              25620 Rye Canyon Road
                           Valencia, California 91355




June 15, 2000

Dear Fellow Shareholder:

You are cordially invited to attend the Annual Meeting of Shareholders to be held on Monday, July 17, 2000, at 2:00 PM at the offices of Air Packaging Technologies, Inc. at 25620 Rye Canyon Road, Valencia, California 91355.

The Notice of Annual Meeting and Proxy Statement that follow describe the business to be conducted at the meeting.

Whether or not you plan to attend the meeting in person, it is important that your shares be represented and voted. After reading the enclosed Notice of Annual Meeting and Proxy Statement, I urge you to promptly complete, sign, date and return the enclosed proxy card in the envelope provided.

Your vote is very important, and we appreciate a prompt return of your signed Proxy card.

We hope to see you at the meeting.


Sincerely yours,

/s/  Donald M. Ochacher

Donald M. Ochacher
Chairman of the Board, President and Chief Executive Officer

                        AIR PACKAGING TECHNOLOGIES, INC.

                    NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
                         TO BE HELD MONDAY JULY 17, 2000

To the Shareholders of AIR PACKAGING TECHNOLOGIES, INC.:

Notice is hereby given that the Annual Meeting of Shareholders of Air Packaging Technologies, Inc. (the Company) will be held on Monday, July 17, 2000, at 2:00 PM at the offices of the Company, 25620 Rye Canyon Road, Valencia California, for the following purposes:

     1. To elect four directors to hold office until the next Annual Meeting of Shareholders and until their respective successors have been duly elected and qualified;

     2. To authorize the adoption of a Stock Option Plan for the period July 1, 2000 to June 30, 2001.

     3. To appoint BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 2000;

     4. To transact other such business as may properly come before the Annual Meeting or any adjournments thereof.

Shareholders of record at the close of business on June 15, 2000 are entitled to notice of and to vote at the Annual Meeting or any adjournment thereof.

By order of the Board of Directors

/s/ Janet L. Maxey

Janet L Maxey
Corporate Secretary

June 15, 2000

All shareholders are cordially invited to the meeting in person. Whether or not you expect to attend the meeting, PLEASE COMPLETE AND SIGN THE ENCLOSED PROXY AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. The giving of your Proxy will not affect your right to vote in person should you later decide to attend the meeting.

                        AIR PACKAGING TECHNOLOGIES, INC.
                              25620 RYE CANYON ROAD
                               VALENCIA, CA 91355

                                 PROXY STATEMENT


General Information

This proxy statement is furnished in connection with the solicitation of proxies by the Board of Directors of Air Packaging Technologies, Inc., (the Company) for the Annual Meeting of Shareholders to be held on Monday, July 17, 2000 and any postponements or adjournments thereof. Any shareholders giving a Proxy may revoke it before or at the meeting by providing a proxy bearing a later date or by attending the meeting and expressing a desire to vote in person. All proxies will be voted as directed by the shareholder on the Proxy card; and, if no choice is specified, they will be voted (1) "FOR" the four directors nominated by the Board of Directors; (2) "FOR" to authorize the adoption of a Stock Option Plan for the period Jule 1, 2000 to June 30, 2001; (3) "FOR" the appointment of BDO Seidman, LLP as independent auditors for the fiscal year ending December 31, 2000, and (4) in the discretion of the persons acting as Proxies, for any other matters.

Your cooperation in promptly returning the enclosed Proxy will reduce the Company's expenses and enable its management and employees to continue their normal duties for you benefit with minimum interruption for follow-up proxy solicitation.

Only shareholders of record at the close of business on June 15, 2000 are entitled to receive notice of and to vote at the meeting. On that date, the Company had outstanding 10,758,358 shares of Common Stock. The shares of Common Stock vote as a single class. Holders of shares of Common Stock on the record date are entitled to one vote for each share held. The presence at the Annual
Meeting, either in person or by proxy, of the holders of a majority of the shares of Common Stock issued, outstanding and entitled to vote is necessary to constitute a quorum for the transaction of business.

A majority of votes present or represented at the meeting, assuming a quorum in present, is required for all matters to be voted upon at this meeting. In accordance with Delaware law, abstentions and "broker non-votes" (i.e. proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owners or other persons entitled to vote shares as to a matter with respect to which brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum. For purposes of determining approval of a matter presented at the meeting, abstentions will be deemed present and entitled to vote and will, therefore, have the same legal effect as a vote "against" a matter presented at the meeting. Broker non-votes will be deemed not entitled to vote on the matter as to which the non-vote is indicated and will, therefore, have no legal effect on the vote on such matter.

This Proxy Statement and the accompanying Notice of Annual Meeting and form of Proxy are being mailed or delivered to shareholders on or about June 16, 2000.

In the event that sufficient votes in favor of the proposals are not received by the date of the Annual Meeting, the persons named as proxies may propose one or more adjournments of the Annual Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares of Common Stock present in person or by proxy at the Annual Meeting. The persons names as proxies will vote in favor of such adjournment or adjournments.

The cost of preparing, assembling, printing, and mailing the materials, the Notice and the enclosed form of Proxy, as well as the cost of soliciting proxies relating to the Annual Meeting, will be borne by the Company. The Company will request banks, brokers, dealers, and voting trustees or other nominees to forward solicitation materials to their customers who are beneficial owners of shares, and will reimburse them for the reasonable out-of-pocket expenses of such solicitations. The original solicitation of Proxies by mail may be supplements by telephone, telegram, personal solicitation or other means by officers and other regular employees or agents of the Company, but no additional compensation will be paid to such individuals on account of such activities.

Please mark, date and sign the enclosed proxy and return it at an early date in the enclosed postage prepaid return envelope so that, if you are unable to attend the Annual Meeting, your shares may be voted.



                                  PROPOSAL #1.
                              Election of Directors

The management proposes to nominate the four persons named in the following table for election as directors of the Company. Each director will hold office until the next Annual Meeting or until his successor is duly elected or appointed, unless his office is earlier vacated in accordance with the Bylaws of the Company or he becomes disqualified to act as a director.

The Bylaws of the Company authorize a Board of Directors of between four and nine directors. The Company has currently fixed the number of directors at four. Under Delaware law and the Company's Articles of Incorporation, shareholders of record on the record date will be entitled to one vote for each share held when voting for directors.

Unless otherwise instructed, the Company's Proxy holders intend to vote the shares of Common Stock represented by the Proxies in favor of the election of these nominees. If for any reason any of these nominees will be unable or unwilling to serve, the shares represented by the enclosed Proxy will be voted for the election of the balance of those named and such other person or persons as the Board of Directors may recommend. The Board of Directors has no reason to believe that any such nominee will be unable or unwilling to serve.

The Company's nominees and directors are listed below, together with their ages, offices with the Company and year in which each became a director of the Company.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR.




Name                        Age      Position                         Since
-----------------          -----   -----------------------------     -------
Donald Ochacher (1)         62      Chairman, CEO & a Director         6/99
Wayne Case      (1)         59      Director                          11/98
Carl Stadelhofer.           46      Director                          11/98
Marco Calmes                52      Director                           5/00

(1)      Member of the Audit Committee

Business Experience of Directors and Nominees during the Past Five Years:

Donald Ochacher - President and Chief Executive Officer and Chairman of the Board of Directors of the Company since June 1999. Mr. Ochacher has been a member of the New York bar since 1960 and was engaged in the private practice of law specializing in corporate and tax law until 1973 when he became General Counsel and Chief Financial and Administrative Officer of the Newark Group Ltd., a large privately owned Paper Company. Since 1985, he has been both an attorney and business consultant and at various times, has served as President of privately owned companies engaged in the paper, hazardous waste, real estate and long distance telephone resale industries. From August 1997 to August 1998, he was chief Financial Officer of Electric Entertainment Corp. Mr. Ochacher graduated from the New York University School of Law in 1960, receiving a LL.B degree and received his B.A degree from Cornell University in 1957.

Wayne Case - President and Chairman of the Board of Schmitt Industries, Inc., since November 1986, when he founded Schmitt Industries, Inc. ., a publicly-listed company on the Nasdaq National Market and headquartered in Portland Oregon. Mr. Case possesses over 30 years of manufacturing and marketing experience and assists the Company with manufacturing and marketing issues. Mr. Case holds a Bachelor of Arts Degree in Business and an MBA.

Carl Stadelhofer - Attorney with Rinderknecht Klein & Stadelhofer in Switzerland since July 1990. Mr. Stadelhofer is a French and Swiss citizen; admitted in Switzerland 1982. Education: Law Schools of Zurich and Berne University (lic.jur1979); Harvard Law School, Massachusetts; Georgetown University, Washington, D.C. Mr. Stadelhofer specializes in banking and financing, mergers and acquisitions, investment funds, international securities transactions and international legal assistance.

Marco Calmes -Since March of 2000 Mr. Calmes has been coordinator of portfolio management at SCF Societa Di Consulenza Finanziaria SA. From 1990 until 2000 he had been employed by Banca Adamas Lugano as a portfolio manager and responsible for the development of institutional clients. He has been in the banking business in Switzerland since 1978. In 1968 he received a Bachelors degree. In 1969 he received a Masters in Business Administration from Michigan State University.

Committees of the Board of Directors and Meetings

The Board of Directors  currently has one  committee:  an Audit  Committee.  The
Company has neither an executive committee nor a compensation committee. The directors do not have any specific policies for determining compensation of executive officers.

     The Audit Committee is currently comprised of Mr. Ochacher and Mr. Case. The Audit Committee reviews and recommends to the Board, as it deems necessary, the internal accounting and financial controls for the Company and the accounting principles and auditing practices and procedures to be employed in preparation and review of financial statements of the Company. The Audit
Committee makes recommendations to the Board concerning the engagement of independent public accountants and the scope of the audit to be undertaken by such accountants. The Audit Committee met one time during 1999.

The Company's Board of Directors met eight times during 1999 (including actions by unanimous written consent). No director attended less than 75% of the aggregate of all meetings of the Board of Directors and all Committees on which he served.

Compensation of Directors

     None of the Company's directors received any compensation during the most recent fiscal year for serving in their position as a director. No plans have been adopted to compensate directors in the future. However, in 1999 the Company adopted the 1999 Employee Stock Option Plan which authorizes stock options to be issued to directors.

     The Company's Board of Directors may in the future, at its discretion, compensate directors for attending Board and Committee meetings and reimburse the directors for out-of-pocket expenses incurred in connection with attending such meetings.

                                   Management

Listed below are key employees of the Company who are not directors or nominees:

Janet L. Maxey, age 37, joined the Company in May 1991. She was appointed Chief Financial Officer in July 1997. Ms. Maxey attended California State University, Northridge, and earned a Bachelor of Science Degree in Business Administration.

Garry Newman, age 50, joined the Company in June 1997 as Vice President of Manufacturing and Engineering. Prior to that, Mr. Newman was Engineering & Quality Assurance Manager for Richmond Technology from October 1994 until he joined the Company. Mr. Newman attended University of California, Davis, and earned a Bachelor of Science Degree in Chemical Engineering.

Elwood Trotter, age 57, joined the Company in April 1989 and became Vice President of Special Projects. Mr. Trotter attended Simon Frazer University in British Columbia, Canada.

No director or executive officer serves pursuant to any arrangement or understanding between him and any other person.

         Executive Compensation
         -------------------------------

The following table sets forth the annual compensation paid and accrued by the Company during its last three fiscal years to the Chief Executive Officer and other executive officers to whom it paid in excess of $100,000, including cash and issuance of securities.


                                         Summary Compensation
                                  --------------------------------
                            Annual  Compensation                          Awards                     Payouts
                 --------------------------------------------       ---------------------        --------------


                                                       Other                     Secur-
Name                                                   Annual     Restricted     ities                            All Other
and                                                    Compen-      Stock        Underlying          LTIP          Compen-
Principal                    Salary         Bonus      sation      Award(s)      Options/          Payouts         sation
Position         Year         ($)           ($)         ($)          ($)         SARs (#)            ($)            ($)
--------------  --------  ------------  -----------  -----------  ----------    ---------          --------      ----------

Donald
Ochacher . . . (1) 1999        42,900         n/a            -           -        40,000                -              -
Chairman . . .     1998          n/a          n/a            -           -            -                 -              -
Of the Bd. . .     1997          n/a          n/a            -           -            -                 -              -
& CEO

Elwood . . . .     1999       109,200         n/a            -           -        75,000(3)             -              -
Trotter. . . .     1998       104,260         n/a            -           -        22,500                -              -
Vice . . . . .     1997        97,200         n/a            -           -         2,500                -              -
President
Sales &,
Marketing,
Former
Director

Garvin
McMinn(2)
Former . . . .     1999        89,808(4)      n/a            -           -       115,000(3)             -              -
Chairman . . .     1998       162,154(5)      n/a            -           -        65,000                -              -
Of the Bd. . .     1997        81,346         n/a            -           -        15,000                -              -
& CEO

------------------------

(1)Donald Ochacher has been President and CEO of the Company since June 1999.

(2) Garvin McMinn resigned as officer and director effective June 4, 1999 and entered into an amendment to his employment contract shifting has status to that of a consultant over a one year term at a flat agreed fee of $5,000 per month, for its term.

(3) Includes stock options which were granted in prior years but were repriced during fiscal 1999.

(4)Includes  $30,385 of payments in consulting fees.

(5)$81,000 was paid in stock through the issuance of 81,000 shares of Common Stock of the Company.



            Options/SAR Grants in Last Fiscal Year
        -------------------------------------------------

                                                                                         Potential  Realized  Value
                                                                                         At  Assumed  Rates  of  Stock
                                        Individual                                       Price  Appreciation  for
                                        Grants                                           Option  Term(b)
                                        ---------                                       ------------------------------------

                           No. Of Sec.     % of Total
                           Underlying      Options/SARs
                           Options/         Granted to            Exercise
                             SARs           Employees             or Base
                           Granted (a)      In Fiscal              Price          Expiration
Name                          (#)             Year                 ($/Sh)             Date         5% ($)   10%($)
----------------        -------------       ----------            -----------     -------------   -------  -------

Donald Ochacher
Chairman of
The Board
& CEO                         40,000              11%              $    1.50          12/31/04        -        -

Elwood Trotter
Vice President
Sales &
Markeing &
Former
Director                      35,000              10%              $    1.50          12/31/04        -        -
                              20,000               6%              $    1.50          06/22/98        -        -
                               2,500               1%              $    1.50          03/05/03        -        -
                               2,500               1%              $    1.50          06/06/02        -        -
                              15,000               4%              $    1.50          03/05/03        -        -

Garvin McMinn
Former Chairman of
the Board
& CEO                         35,000              10%              $    1.50          12/31/04        -        -
                              40,000              11%              $    1.50          06/22/03        -        -
                              25,000               7%              $    1.50          03/05/03        -        -
                              15,000               4%              $    1.50          08/08/02        -        -

-----------------------

(a)     Includes  options  which  were  repriced  during  fiscal  1999.

(b) These amounts, based on assumed appreciation rates of 5% and 10% rates prescribed by the Securities and Exchange Commission rules are not intended to forecast possible future appreciation, if any, of the Company's stock price. The closing price at December 31, 1999 of the Company's Common Stock was $0.80 per share.


     The following table sets forth the number of shares covered by exercisable and unexercisable options held by such executives on December 31, 1999, as adjusted for a blanket reduction in all exercise prices on all outstanding options, to $1.50 per share exercise price per resolutions adopted by the Board of Directors on June 4, 1999, and the aggregate gains that would have been realized had these options been exercised on December 31, 1999, even though these options were not exercised, and the unexercisable options could not have been exercised, on December 31, 1999. The Company did not issue stock appreciation rights.


                                                         Number  of             Value  of  Unexercised
                                                   Securities  Underlying           in-the-Money
                     Shares                             Unexercised                  Options/SARs
                   Acquired        Value              options/SARs  at         at  Fiscal  Year  End(a)
                  on Exercise     Realized               FY-End  (#)                     ($)
Name                   $              $          Exercisable  Unexercisable   Exercisable   Unexercisable
---------------   -----------     ---------      -----------  -------------  ------------   -------------


Donald Ochacher           -              -            40,000            -             -               -

Elwood Trotter            -              -            75,000            -             -               -


Garvin McMinn             -              -           115,000            -             -               -

     (a) Market value of shares covered by in-the-money options on December 31, 1999, less option exercise price. Options are in-the-money if the market value of the shares covered thereby is greater than the option exercise price based on the last trading day in 1999 of $0.80 per share at a $1.50 per share exercise price.

The Company has no Long-Term Incentive Plans and no Awards were made in its Last Fiscal Year.


         SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT


     The following table sets forth information regarding beneficial ownership as of December 31, 1999, of the Company's Common Stock, by any person who is known to the Company to be the beneficial owner of more than 5% of the Company's voting securities and by each director and by officers and directors of the Company as a group.



                                                    Beneficial(1)    Percentage
Officers and Directors                                Ownership     of Class (1)
----------------------------------------------     ------------     ------------


Donald Ochacher, Chairman, CEO and a Director(2)        42,500             0.5%
Janet Maxey, Chief Financial Officer(3)  . . .          25,000             0.3%
Garry Newman, Vice President(4) . . . . . . . .         30,100             0.4%
Elwood C. Trotter, Vice President(5). . . . . .        104,986             1.2%
Wayne Case, Director (6). . . . . . . . . . . .         67,992             0.8%
Carl Stadelhofer, Director(7) . . . . . . . . .        223,333             2.6%
Marco Calmes. . . . . . . . . . . . . . . . . .          -0-                -0-

All current directors and
officers as a group (6 persons). . . . . . . .         493,911              5.8%
                                                       =======           =======

5% Holders
----------------------------------------------
Schmitt Industries, Inc.(8). . . . . . . . .         1,375,716            16.1%
  2765 N.W Nicolai Street
  Portland OR  97210
Finter Bank Zurich.(9) . . . . . . . . . . .  .        485,000             5.7%
  Claridenstrasse 3S
  CH-8022
  Zurich Switzerland

1.Assumes all outstanding stock options and all outstanding  warrants have been exercised and the subject shares have been issued and are outstanding. 2.Includes 40,000 stock options outstanding and exercisable at 12/31/99 3.Includes 25,000 stock options outstanding and exercisable at 12/31/99 4.Includes 30,000 stock options outstanding and exercisable at 12/31/99 5.Includes 75,000 stock options outstanding and exercisable at 12/31/99 6.Includes 40,000 stock options outstanding and exercisable at 12/31/99 7.Includes 40,000 stock options outstanding and exercisable at 12/31/99
8.Wayne Case, a Director of the Company,is a  principal  shareholder,  President and  Chairman  of the Board of Schmitt Industries, Inc.
9.Finter Bank Zurich holds these shares on behalf of various clients, none of which is an officer, director, or affiliate of the Company. Under the laws of the country of Switzerland, Finter Bank may not divulge the names of its individual clients and, therefore, may be deemed the beneficial owner of these shares, although Finter Bank Zurich disclaims any individual interest in these shares.


On March 24, 2000, 100,000 stock options outstanding to officers were cancelled. An additional 335,000 stock options were issued to officers which expire December 31, 2004 and are subject to certain vesting terms.


                              CERTAIN RELATIONSHIPS


No director or executive officer serves pursuant to any arrangement or understanding between him and any other person.

                              RELATED TRANSACTIONS


     1. Wayne Case, a Director of the Company, also serves as the President and Chairman of the Board of Schmitt Industries, Inc. Schmitt acquired during fiscal 1998, and the first quarter of 1999, an aggregate of 1,375,716 Shares of the Company's Common Stock, from another principal shareholder. As of December 31, 1999, Schmitt held 1,375,716 shares of the Company's Common Stock and on a fully diluted basis, represent 16.1% of the Company's outstanding Common Stock.

2. In December 1998, the Company issued 81,000 shares of its common stock in settlement of $81,000 of debt owned to Garvin McMinn.

3. The Company issued 131,250 shares of common stock, through a private placement, to Variety Investments, Ltd., a company owned by Don Farrell (a former principal shareholder) during 1998. In December of 1998, 256,671 shares of common stock were issued in exchange for debt owed to Farrell Financial in the amount of $282,887, a company owned by Don Farrell.

4. On June 4, 1999, the Board of Directors adopted a 1999 Non Qualified Key Man Stock Option Plan. This Plan authorized the issuance of up to 500,000 options to acquire shares of the Company's common stock at an exercise price of not less than 100% of the fair market value at the date of grant, and with the addition of such additional terms at the date of grant as the Board of Directors determines.

5. The Company has written employment agreements with two individuals: Elwood Trotter and Janet Maxey, and a consulting agreement with Garvin McMinn. Summaries of the provisions under the agreements follow.

Garvin McMinn resigned as officer and director effective June 4, 1999 and entered into a one year consulting agreement to provide consulting services as needed at a flat agreed fee of $5,000 per month, for its term which expires May 31, 2000.

Elwood Trotter has a one-year employment contract that was amended June 1999 and expires May 31, 2000. He receives $8,000 per month as Vice-President Special Projects. In the event of his termination, he will receive only the compensation earned up to the date of termination.

Janet Maxey has a one-year employment contract that was amended June 1999 and expires May 31, 2000. She receives $3,574 per month as Chief Financial Officer. In the event of her termination, she will receive only the compensation earned up to the date of termination.

6. Donald Ochacher was retained as President and Chief Executive Officer of the Company on June 4, 1999 at a salary of $6,500 per month. In addition, the Board of Directors authorized the issuance of 40,000 options to acquire shares of the Company's common stock at an exercise price of $1.50 per share and with other terms and conditions as provided in the Company's 1999 Non Qualified Key Stock Option Plan. No formal written agreement has been entered into between the Company and Donald Ochacher.

Other than discussed above, the Company has no knowledge of any transaction or series of transactions, since January 1, 1998, or any currently proposed transaction, or series of transactions, to which the Company was or is to be party, in which the amount involved exceeds $60,000, involving management, any person owning 10% or more of the common stock, or any member of the immediate family of any of the foregoing persons.

     Management believes that the transactions with related parties were on terms as favorable as the Company would have obtained from unaffiliated parties.


Section  16(a)     Beneficial  Ownership  Reporting  Compliance

The following Officers, Directors or Beneficial Owners of more than ten percent of the Company's outstanding common stock failed to timely file reports required under Section 16(a) of the Exchanges Act during 1999.


                                                     Transactions Not
Name                  Number of Late Filings         Reported Timely
----------------      -----------------------        ----------------

Donald Ochacher                One                          None*
Elwood Trotter                 One                          None*
Garry Newman                   One                          None*
Janet Maxey                    One                          None*
Wayne Case                     Two                           One
Carl Stadelhofer               One                          None*

*Report that was filed late was Form 3, Initial Statement of Beneficial Ownership of Securities. Therefore, no transaction was involved.

THE BOARD OF DIRECTORS OF THE COMPANY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE FOUR NOMINEES FOR DIRECTOR.


                                  Proposal #2.
                     Authorize Adoption of Stock Option Plan

The Company may grant stock options to its senior officers, directors, employees and select key persons associated with the Company, subject to the terms of a Stock Option Plan to be adopted by the Board of Directors.

The plan is intended to provide stock options to be granted to officers, directors, consultants, and employees of the Company. Each individual grant is determined by the Board of Directors. The exercise price of the options will be no less than the market price of the Company's common stock at the date of grant. No determination has been made as to who, if anyone, will receive stock options during the period of this plan. For the year ended December 31, 1999, the following individuals were all granted stock options at $1.50 per share:

Name              Position (if any)          Options granted
--------          -----------------         ------------------

Donald Ochacher   President & CEO  (1)          40,000
Janet Maxey       Chief Financial Officer       10,000
Garry Newman      Vice President                15,000
Elwood Trotter    Vice President                35,000
Garvin McMinn     President & CEO(1)            35,000

(1) Garvin McMinn was President & CEO until June 4, 1999. Donald Ochacher became President and CEO on June 4, 1999.

On March 24, 2000, 100,000 stock options outstanding to officers were cancelled. An additional 375,000 stock options were issued to officers and employees which expire December 31, 2004 and are subject to certain vesting terms.

It is recommended that the shareholders authorize the adoption of a Stock Option Plan for July 1, 2000 to June 30, 2001.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL.

The affirmative vote of holders of a majority of the outstanding shares of the Company's voting stock entitled to vote at the meeting is required to adopt Proposal #2.


                                  Proposal #3
                                  -----------
                       Appointment of Independent Auditors


Independent Certified Public Accountants

BDO Seidman LLP has audited and reported upon the financial statements of the Company for the fiscal year ended December 31, 1999 and has been selected to serve as the Company's independent auditors for the fiscal year ending December 31, 2000.

All professional services rendered by BDO Seidman, LLP during fiscal year 1999 were furnished at customary rates and terms.

A representative of BDO Seidman, LLP is expected to be present at the Annual Meeting and will be available to respond to appropriate questions.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL.

The affirmative vote of holders of a majority of the outstanding shares of the Company's voting stock entitled to vote at the meeting is required to adopt Proposal #3.

                                   Proposal #4
                                   -----------
                                  Other Matters

The management does not know of any other matters to come before the Annual Meeting other than those referred to in the Notice of Meeting. Should any other matters properly come before the Meeting, the shares represented by the Proxy solicited hereby will be voted on such matters in accordance with the best judgement of the persons voting the Proxy.

THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS
PROPOSAL.

The affirmative vote of holders of a majority of the outstanding shares of the Company's voting stock entitled to vote at the meeting is required to adopt Proposal #4.


                              Shareholder Proposals

Shareholder proposals complying with the applicable rules under the Securities Exchange Act of 1934 intended to be presented at the 2001 Annual Meeting of Shareholders must be received at the offices of the Company by February 1, 2001, to be considered by the Company for inclusion in the Company's proxy statement and form of proxy relating to that meeting. Such proposals should be directed to the attention of the Corporate Secretary, Air Packaging Technologies, Inc., 25620 Rye Canyon Rd., Valencia, Ca. 91355.

                                  Annual Report

The 1999 Annual Report to Shareholders accompanies this Proxy Statement, but is not to be deemed a part of the proxy soliciting material.

                               10-K Annual Report

Upon the written request of any person whose proxy is being solicited pursuant to this proxy statement, the Company will provide, without charge, a copy of the Company's 1999 annual report on Form 10-K, including the financial statements and the financial statement schedules, as filed with the Securities & Exchange Commission. Please direct any requests to: Janet L. Maxey, Corporate Secretary, Air Packaging Technologies, Inc., 25620 Rye Canyon Rd., Valencia, Ca. 91355.

                        AIR PACKAGING TECHNOLOGIES, INC.
                              25620 Rye Canyon Road
                               Valencia, CA 91355

                    PROXY FOR ANNUAL MEETING OF SHAREHOLDERS
                            TO BE HELD JULY 17, 2000
           THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned hereby appoints Donald Ochacher and Janet L. Maxey and each of them, Proxies will full power of substitution in each of them, in the name, place and stead of the undersigned, to vote at the Annual Meeting of Shareholders of Air Packaging Technologies, Inc. on Monday, July 17, 2000 at 2:00 PM at the offices of the Company at 25620 Rye Canyon Road, Valencia, CA 91355 or at any adjournment or adjournments thereof, according to the number of votes that the undersigned would be entitled to vote if personally present, upon the following matters:

1.       ELECTION OF DIRECTORS:

         [ ]FOR all nominees listed below, except as withheld in the spaces below.

         [ ]WITHHOLD AUTHORITY to vote for all nominees listed below.

Donald Ochacher, Wayne Case, Carl Stadelhofer and Marco Calmes will stand for election to the Board of Directors for terms to expire at the next Annual Meeting.

INSTRUCTION: To withhold authority to vote for any individual nominee, check the box "FOR" and write the nominee's name in the space below.
--------------------------------------------------------------------------------

2. AUTHORIZE ADOPTION OF A STOCK OPTION PLAN FOR THE PERIOD JULY 1, 2000 TO JUNE 30, 2001:

         [   ]FOR                   [   ]AGAINST              [   ]ABSTAIN

3. AUTHORIZE APPOINTMENT OF BDO SEIDMAN, LLP AS INDEPENDENT AUDITORS FOR THE FISCAL YEAR ENDING DECEMBER 31, 2000:

         [   ]FOR                   [   ]AGAINST              [   ]ABSTAIN

4. GRANT PROXYHOLDERS DISCRETION IN VOTING FOR OR AGAINST ANY OTHER MATTERS THAT MIGHT COME BEFORE THE MEETING.

         [   ]FOR                   [   ]AGAINST              [   ]ABSTAIN

Unless otherwise specified by the undersigned, this proxy will be voted FOR Proposals 1, 2 and 3 and will be voted by the proxyholders at their discretion as to Proposal 4. To vote in accordance with the Board of Directors recommendations, just sign below, no boxes need be checked.

Please sign exactly as name appears hereon. When shares are held by joint tenants, both should sign. When signing as an attorney, executor, administrator, trustee or guardian, please give full title as such, and if signing for a corporation, please give your title.


________________________   ___________________________        ____________2000
Signature of shareholder   Printed name of stockholder        Date


________________________   ___________________________        ____________2000
Signature of shareholders  Printed name of stockholder        Date


_____________________________
Printed title, if appropriate

CHECK HERE IF YOU PLAN TO ATTEND THE ANNUAL MEETING  [   ]
Please mark, sign, date and return this proxy card promptly, using the enclosed envelope.